Subsequent events	6 Months Ended
Jun. 30, 2019
Events After Reporting Period [Abstract]
Subsequent events
Subsequent events
Convertible Senior Notes due 2019
In July 2019, our Convertible Senior Notes due 2019 matured and we repaid the entire outstanding balance of $142.7 million.
Convertible Senior Notes due 2022
On September 10, 2019, the conversion rate of the Convertible Senior Notes due 2022 was adjusted to reflect the Company's expected payment of a cash dividend on or about September 27, 2019 to all shareholders of record as of September 10, 2019. The new conversion rate for the Convertible Senior Notes due 2022 is 25.6637 shares of the Company’s common shares per $1,000 principal amount, representing an increase to the prior conversion rate of 0.0870 shares for each $1,000 principal amount of the Convertible Senior Notes due 2022.
Declaration of Dividend
On July 30, 2019, the Company's Board of Directors declared a quarterly cash dividend of $0.10 per common share, payable on or about September 27, 2019 to all shareholders of record as of September 10, 2019 (the record date).
Scrubber Financing
The Company has received commitments for seven different facilities to partially finance the purchase and installation of scrubbers on certain of the Company's vessels.  These commitments are expected to increase the Company’s liquidity by approximately $87 million.  The Company is in discussions with a different group of financial institutions to finance additional purchases of scrubbers which, if consummated, are expected to increase the Company’s liquidity by an additional $35 million.  All of these agreements are expected to be signed in the next few months and the drawdowns will occur as the scrubbers are installed throughout the remainder of 2019 and 2020.
2013 Equity Incentive Plan, or the Plan
In July 2019, the Company's Board of Directors approved the reloading of the Plan, and reserved an additional 134,893 common shares, par value $0.01 per share, of the Company for issuance pursuant to the Plan.
In July 2019, the Company issued 230,170 shares of restricted stock to our employees for no cash consideration pursuant to the Plan. The share price on the issuance date was $26.23 per share. The vesting schedule of the restricted stock issued to our employees is (i) one-third of the shares vest on May 24, 2022, (ii) one-third of the shares vest on May 23, 2023, and (iii) one-third of the shares vest on May 22, 2024.